Table of Contents

      USAA Family of Funds                                   1
      Message from the President                             2
      Investment Review                                      4
      Message from the Manager                               5
      Financial Information:
         Distributions to Shareholders                       7
         Independent Auditors' Report                        8
         Portfolio of Investments                            9
         Notes to Portfolio of Investments                  13
         Statement of Assets and Liabilities                14
         Statement of Operations                            15
         Statements of Changes in Net Assets                16
         Notes to Financial Statements                      17









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

     USAA Investment Management Company
     Attn: Report Mail
     9800 Fredericksburg Road
     San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index                           Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to Moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


Year 2000 Readiness Disclosure


As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review


USAA INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Invests principally in common stocks of well-established, large companies with above-average dividend yields.


--------------------------------------------------------------------------------
                                           7/31/98              7/31/99
================================================================================
  Net Assets                           $2,496.6 Million     $2,484.3 Million
  Net Asset Value Per Share                 $19.65               $20.69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
================================================================================
       1 Year                       5 Years                    10 Years
       13.05%                        17.76%                     13.37%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









                  CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the S&P 500 Index, and the Lipper Mixed Equity-Income Funds Average, for the period of 07/31/89 through 07/31/99. The data points from the graph are as follows:


             USAA Income                                  Lipper Mixed Equity-
             Stock Fund             S&P 500 Index         Income Funds Average
             -----------            -------------         --------------------

07/31/89       $10,000                 $10,000                  $10,000
01/31/90         9,860                   9,667                    9,603
07/31/90        10,092                  10,647                    9,973
01/31/91        10,546                  10,476                    9,704
07/31/91        11,818                  12,002                   10,975
01/31/92        13,065                  12,848                   11,825
07/31/92        13,973                  13,535                   12,512
01/31/93        14,262                  14,206                   13,178
07/31/93        15,365                  14,714                   14,062
01/31/94        16,192                  16,031                   15,220
07/31/94        15,486                  15,472                   14,644
01/31/95        15,959                  16,116                   14,753
07/31/95        18,402                  19,505                   17,106
01/31/96        20,521                  22,339                   19,374
07/31/96        20,833                  22,734                   19,639
01/31/97        24,519                  28,221                   23,266
07/31/97        27,386                  34,581                   27,448
01/31/98        29,819                  35,812                   28,530
07/31/98        31,024                  41,257                   30,424
01/31/99        33,004                  47,455                   31,694
07/31/99        35,073                  49,592                   33,695

Data from 7/31/89 through 7/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Mixed Equity - Income Funds Average, an average performance level of all mixed equity and income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.









Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER: STEPHAN J. KLAFFKE, CFA, APPEARS HERE]


INTRODUCTION
The USAA Income Stock Fund is managed with a three-prong objective: above-average dividend yield, good capital appreciation potential, and an increasing-dividend profile. In the past year, real estate investment trusts(REITs), electric utilities, and convertibles have been reduced from a combined 40.7% of the portfolio to 15.7%. The proceeds were reinvested in banks, technology, basic materials, capital goods, and consumer staples.

PERFORMANCE
During the past 12 months, the Federal Reserve has shifted its strategy from lowering interest rates as the global economy faltered, to raising interest rates to slow an overheated U.S. economy. Unfortunately, this economic backdrop has proven to be a difficult environment for income-oriented funds. During the fiscal year ended July 31,1999, the USAA Income Stock Fund earned a total return of 13.05% compared to the Lipper income category return of 5.41%.

During the past year, the best-performing sectors for the Fund were telecommunication services, technology, and basic materials. Both telecommunication services and technology sectors have produced significant earnings growth, which has led to above-average capital appreciation. Our investment in early 1999 in the basic materials sector proved well timed as the market significantly bid up prices of many commodity producers in April.

The underperforming sectors for the Fund were utilities, REITs, and consumer cyclicals. As mentioned above, the utility and REIT positions were reduced last year, yet they continue to represent a significant portion of the Fund. The relative valuations of these sectors are at historic lows, and dividend yields are at historic highs. In the current growth environment, these investments have become less popular. We believe, as market conditions ebb and flow, these investments will come back into vogue. Rising interest rates negatively impacted the consumer cyclical sector -- autos and retail -- as investors became concerned that consumers will slow down their spending. These stocks remain attractively valued with substantial and growing dividends.

OUTLOOK AND PERSPECTIVE
A great deal has been written about the dominant performance of index funds for much of the past 12 months -- with a select few stocks accounting for the bulk of the performance. In the last few months, we have seen the market broaden out with more stocks accounting for the performance of the overall market. We view this development as positive and hope it will continue. Our major concern remains the market's overall lack of interest in dividend-paying stocks. A recent Bernstein study (May 1999) showed that stocks initiating or increasing common dividends had a return over the last 12 months of -4.9% compared to 20.20% for the S&P 500 Index. The poor relative performance of these stocks shows how out of favor this universe is. We are reminded of a quote by Horace in Ars Poetica: "Many shall be restored that now are fallen and many shall fall that now are in honor." The current performance of our universe makes it all the more important to follow our investment discipline.


Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average definition.



The Bernstein study is part of the Bernstein Quantitative Handbook produced by Sanford C. Bernstein & Co., Inc. The handbook provides a framework for evaluating sectors and stocks.










-------------------------------------      ------------------------------------
      Top 10 Equity Holdings                         Top 10 Industries
        (% of Net Assets)                            (% of Net Assets)
-------------------------------------      ------------------------------------
 Bristol-Myers Squibb           4.8         Telephones                    12.0
 GTE                            4.7         Electric Utilities             8.3
 Bell Atlantic                  4.5         Health Care - Diversified      8.2
 Texaco                         3.8         Automobiles                    6.3
 Ford Motor                     3.7         Banks - Money Center           6.0
 Hewlett-Packard                3.5         Natural Gas Utilities          5.9
 American Home Products         3.4         Oil - International Integrated 4.9
 Texas Utilities                3.3         Banks - Major Regional         4.6
 National Fuel Gas              2.8         Foods                          4.5
 US West                        2.8         Computer - Hardware            3.5
-------------------------------------      ------------------------------------



See page 9 for a complete listing of the Portfolio of Investments.









Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income              $  .65770 *
                     Long-term capital gains         .65418
                                                  ---------
                       Total                      $ 1.31188
                                                  =========

94.84% of ordinary income distributions qualify for deduction by corporations.



* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.









Independent Auditors' Report


KPMG


The Shareholders and Board of Directors

USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Income Stock Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


San Antonio, Texas
September 3, 1999









USAA INCOME STOCK FUND
PORTFOLIO OF INVESTMENTS


July 31, 1999

                                                                         Market
  Number                                                                  Value
 of Shares                      Security                                  (000)
--------------------------------------------------------------------------------
                             COMMON STOCKS (93.2%)
            Aerospace/Defense (1.6%)
  600,000   B.F. Goodrich Co.                                         $   24,900
  400,000   Lockheed Martin Corp.                                         13,925
--------------------------------------------------------------------------------
                                                                          38,825
--------------------------------------------------------------------------------

            Aluminum (0.8%)
  350,000   Alcoa, Inc.                                                   20,956
--------------------------------------------------------------------------------

            Automobiles (6.3%)
  900,000   DaimlerChrysler AG                                            65,025
1,900,000   Ford Motor Co.                                                92,387
--------------------------------------------------------------------------------
                                                                         157,412
--------------------------------------------------------------------------------

            Auto Parts (1.1%)
1,500,000   Tomkins plc ADR                                               27,094
--------------------------------------------------------------------------------

            Banks - Major Regional (4.6%)
  835,000   Bank One Corp.                                                45,559
  554,000   Fleet Financial Group, Inc.                                   22,437
  890,000   PNC Bank Corp.                                                47,059
--------------------------------------------------------------------------------
                                                                         115,055
--------------------------------------------------------------------------------

            Banks - Money Center (6.0%)
  700,000   BankAmerica Corp.                                             46,463
  350,000   Chase Manhattan Corp.                                         26,906
1,250,000   First Union Corp.                                             57,500
  550,000   Westpac Banking Corp. Ltd. ADR                                17,806
--------------------------------------------------------------------------------
                                                                         148,675
--------------------------------------------------------------------------------

            Beverages - Nonalcoholic (0.4%)
  250,000   PepsiCo, Inc.                                                  9,781
--------------------------------------------------------------------------------

            Chemicals (1.5%)
  175,000   Du Pont (E. I.) De Nemours & Co.                              12,611
1,400,000   Lyondell Petrochemical Co.                                    25,550
--------------------------------------------------------------------------------
                                                                          38,161
--------------------------------------------------------------------------------

            Chemicals - Diversified (0.6%)
  400,000   Hercules Inc.                                                 13,950
--------------------------------------------------------------------------------

            Chemicals - Specialty (0.8%)
  450,000   International Flavors & Fragrances, Inc.                      20,391
--------------------------------------------------------------------------------

            Communication Equipment (1.4%)
  400,000   Nortel Networks Corp.                                         35,450
--------------------------------------------------------------------------------

            Computer - Hardware (3.5%)
  820,800   Hewlett-Packard Co.                                           85,927
--------------------------------------------------------------------------------

            Computer Software & Service (1.8%)
1,082,375   Unisys Corp.*                                                 44,174
--------------------------------------------------------------------------------

            Electric Utilities (8.3%)
1,327,500   Allegheny Energy, Inc.                                        44,803
1,254,000   Alliant Energy Corp.                                          36,209
  326,300   Central Hudson Gas & Electric Corp.                           13,664
  900,000   New Century Energies, Inc.                                    31,219
1,900,000   Texas Utilities Co.                                           80,631
--------------------------------------------------------------------------------
                                                                         206,526
--------------------------------------------------------------------------------

            Electrical Equipment (1.8%)
  400,000   General Electric Co.                                          43,600
--------------------------------------------------------------------------------

            Electronics - Semiconductors (0.6%)
  200,000   Intel Corp.                                                   13,800
--------------------------------------------------------------------------------

            Entertainment (0.3%)
  300,000   Walt Disney Co.                                                8,288
--------------------------------------------------------------------------------

            Finance - Diversified (1.4%)
  750,000   Citigroup, Inc.                                               33,422
--------------------------------------------------------------------------------

            Foods (2.4%)
  600,000   ConAgra, Inc.                                                 15,337
  800,000   H.J. Heinz Co.                                                37,700
  200,000   Kellogg Co.                                                    6,963
--------------------------------------------------------------------------------
                                                                          60,000
--------------------------------------------------------------------------------

            Health Care - Diversified (8.2%)
1,650,000   American Home Products Corp.                                  84,150
1,800,000   Bristol-Myers Squibb Co.                                     119,700
--------------------------------------------------------------------------------
                                                                         203,850
--------------------------------------------------------------------------------

            Health Care - HMOs (2.0%)
  614,775   Aetna, Inc.                                                   50,412
--------------------------------------------------------------------------------

            Household Products (0.7%)
  200,000   Procter & Gamble Co.                                          18,100
--------------------------------------------------------------------------------

            Leisure Time (1.1%)
1,000,000   Brunswick Corp.                                               27,375
--------------------------------------------------------------------------------

            Machinery - Diversified (0.9%)
  600,000   Deere & Co.                                                   22,950
--------------------------------------------------------------------------------

            Manufacturing - Diversified Industries (1.3%)
  140,000   AlliedSignal, Inc.                                             9,056
  113,500   Minnesota Mining & Manufacturing Co.                           9,981
  200,000   United Technologies Corp.                                     13,338
--------------------------------------------------------------------------------
                                                                          32,375
--------------------------------------------------------------------------------

            Natural Gas Utilities (5.5%)
1,488,000   National Fuel Gas Co.                                         69,843
1,500,000   NICOR, Inc.                                                   57,937
  239,400   Peoples Energy Corp.                                           8,813
--------------------------------------------------------------------------------
                                                                         136,593
--------------------------------------------------------------------------------

            Oil - Domestic Integrated (3.4%)
  600,000   Atlantic Richfield Co.                                        54,037
1,500,000   Occidental Petroleum Corp.                                    29,344
--------------------------------------------------------------------------------
                                                                          83,381
--------------------------------------------------------------------------------

            Oil - International Integrated (4.9%)
  300,000   Chevron Corp.                                                 27,375
1,500,000   Texaco, Inc.                                                  93,469
--------------------------------------------------------------------------------
                                                                         120,844
--------------------------------------------------------------------------------

            Paper & Forest Products (0.8%)
  500,000   Mead Corp.                                                    20,500
--------------------------------------------------------------------------------

            Publishing/Newspapers (0.4%)
  920,000   Hollinger International, Inc.                                  9,948
--------------------------------------------------------------------------------

            Real Estate Investment Trusts (2.7%)
  600,000   Boston Properties, Inc.                                       20,550
  500,000   First Industrial Realty Trust, Inc.                           12,937
  250,000   Highwoods Properties, Inc.                                     5,875
  325,000   Mack California Realty Corp.                                   9,100
  230,000   Post Properties, Inc.                                          9,200
  355,000   Shurgard Storage Centers, Inc.                                 9,585
--------------------------------------------------------------------------------
                                                                          67,247
--------------------------------------------------------------------------------

            Retail - Department Stores (1.6%)
  900,000   J.C. Penney Company, Inc.                                     39,375
--------------------------------------------------------------------------------

            Savings & Loan Holding Co. (1.0%)
  700,000   Washington Mutual, Inc.                                       24,019
--------------------------------------------------------------------------------

            Telecommunications - Cellular/Wireless (1.5%)
  181,350   Vodafone Group plc ADR                                        38,174
--------------------------------------------------------------------------------

            Telephones (12.0%)
1,750,000   Bell Atlantic Corp.                                          111,563
1,590,000   GTE Corp.                                                    117,163
1,200,000   US West, Inc.                                                 68,775
--------------------------------------------------------------------------------
                                                                         297,501
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,617,382)                     2,314,131
--------------------------------------------------------------------------------

                    PREFERRED STOCKS (4.7%)
            Chemicals (0.6%)
  350,000   Monsanto Co., 6.50% cumulative convertible                    14,350
--------------------------------------------------------------------------------

            Foods (2.1%)
1,079,400   Ralston Purina Co., 7.00% cumulative convertible              51,406
--------------------------------------------------------------------------------

            Iron & Steel (0.5%)
  250,000   USX Corp., 6.50% cumulative convertible                       11,875
--------------------------------------------------------------------------------

            Machinery - Diversified (0.9%)
  800,000   Ingersoll-Rand Co., 6.75% cumulative convertible              24,000
--------------------------------------------------------------------------------

            Natural Gas Utilities (0.4%)
  200,000   El Paso Energy Corp., 4.75% cumulative convertible             9,875
--------------------------------------------------------------------------------

            Oil & Gas - Exploration & Production (0.2%)
  125,000   Apache Corp., 6.50% cumulative convertible                     4,844
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $111,083)                      116,350
--------------------------------------------------------------------------------


 Principal
  Amount
  (000)
 ---------                  SHORT-TERM (1.0%)
            Commercial Paper
$  25,302   PHH Corp., 5.20%, 8/02/1999 (cost: $25,295)                   25,295
--------------------------------------------------------------------------------
            Total investments (cost: $1,753,760)                      $2,455,776
================================================================================









USAA INCOME STOCK FUND
NOTES TO PORTFOLIO OF INVESTMENTS


July 31, 1999


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 7.39% of net assets at July 31, 1999.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing





See accompanying notes to financial statements.










USAA INCOME STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999


ASSETS
   Investments in securities,  at market value  (identified cost of $1,753,760)          $2,455,776
   Cash                                                                                         420
   Receivables:
      Capital shares sold                                                                     1,175
      Dividends and interest                                                                  7,317
      Securities sold                                                                        26,680
                                                                                         ----------
         Total assets                                                                     2,491,368
                                                                                         ----------

LIABILITIES
   Securities purchased                                                                       4,884
   Capital shares redeemed                                                                      827
   USAA Investment Management Company                                                         1,092
   USAA Transfer Agency Company                                                                 134
   Accounts payable and accrued expenses                                                        135
                                                                                         ----------
         Total liabilities                                                                    7,072
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $2,484,296
                                                                                         ==========

REPRESENTED BY:
   Paid-in capital                                                                       $1,688,777
   Accumulated undistributed net investment income                                            7,983
   Accumulated net realized gain on investments                                              85,520
   Net unrealized appreciation of investments                                               702,016
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $2,484,296
                                                                                         ==========
   Capital shares outstanding                                                               120,043
                                                                                         ==========
   Authorized shares of $.01 par value                                                      250,000
                                                                                         ==========
   Net asset value, redemption price, and offering price per share                       $    20.69
                                                                                         ==========


See accompanying notes to financial statements.









USAA INCOME STOCK FUND
STATEMENT OF OPERATIONS
(IN  THOUSANDS)

Year ended July 31, 1999



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $286)             $ 84,857
      Interest                                                         5,660
                                                                    --------
         Total income                                                 90,517
                                                                    --------
   Expenses:
      Management fees                                                 12,182
      Transfer agent's fees                                            2,905
      Custodian's fees                                                   274
      Postage                                                            437
      Shareholder reporting fees                                          16
      Directors' fees                                                      4
      Registration fees                                                   69
      Professional fees                                                   36
      Other                                                               24
                                                                    --------
         Total expenses                                               15,947
                                                                    --------
            Net investment income                                     74,570
                                                                    --------
Net realized and unrealized gain on investments:
   Net realized gain                                                  85,527
   Change in net unrealized appreciation/depreciation                137,017
                                                                    --------
            Net realized and unrealized gain                         222,544
                                                                    --------
Increase in net assets resulting from operations                    $297,114
                                                                    ========



See accompanying notes to financial statements.









USAA INCOME STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,



                                                            1999        1998
                                                         -----------------------
From operations:
   Net investment income                                 $   74,570  $   93,097
   Net realized gain on investments                          85,527     131,080
   Change in net unrealized appreciation/depreciation
      of investments                                        137,017      64,929
                                                         ----------------------
      Increase in net assets resulting from operations      297,114     289,106
                                                         ----------------------
Distributions to shareholders from:
   Net investment income                                    (72,510)    (92,033)
                                                         ----------------------
   Net realized gains                                       (91,729)   (118,394)
                                                         ----------------------
From capital share transactions:
   Proceeds from shares sold                                217,500     382,576
   Shares issued for dividends reinvested                   151,834     195,544
   Cost of shares redeemed                                 (514,483)   (346,558)
                                                         ----------------------
      Increase (decrease) in net assets
         from capital share transactions                   (145,149)    231,562
                                                         ----------------------
Net increase (decrease) in net assets                       (12,274)    310,241
Net assets:
   Beginning of period                                    2,496,570   2,186,329
                                                         ----------------------
   End of period                                         $2,484,296  $2,496,570
                                                         ======================
Accumulated undistributed net investment income:
   End of period                                         $    7,983  $    5,924
                                                         ======================
Change in shares outstanding:
   Shares sold                                               11,175      19,195
   Shares issued for dividends reinvested                     8,360      10,251
   Shares redeemed                                          (26,520)    (17,438)
                                                         ----------------------
      Increase (decrease) in shares outstanding              (6,985)     12,008
                                                         ======================


See accompanying notes to financial statements.









USAA INCOME STOCK FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of well-established, large companies with above-average dividend yields.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase paid-in-capital by approximately $1,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $802.2 million and $971.2 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1999, was $733.8 million and $31.8 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting  services - The Manager  provides  exclusive  underwriting   and
distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services, during the year ended July 31, 1999, was $72,000.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1999, the Association and its affiliates owned
6.4 million shares (5.3%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000 (Unaudited)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact of the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                  Year Ended July 31,
                           --------------------------------------------------------------
                               1999        1998         1997         1996        1995
                           --------------------------------------------------------------
Net asset value at
   beginning of period     $    19.65   $    19.01   $    15.85   $    14.96   $    13.50
Net investment income             .60          .75          .81          .77          .74
Net realized and
   unrealized gain               1.75         1.66         3.88         1.16         1.69
Distributions from net
   investment income             (.58)        (.75)        (.79)        (.77)        (.75)
Distributions of realized
   capital gains                 (.73)       (1.02)        (.74)        (.27)        (.22)
                           --------------------------------------------------------------
Net asset value at
   end of period           $    20.69   $    19.65   $    19.01   $    15.85   $    14.96
                           ==============================================================
Total return (%) *              13.05        13.28        31.46        13.21        18.83
Net assets at end
   of period (000)         $2,484,296   $2,496,570   $2,186,329   $1,710,769   $1,408,371
Ratio of expenses to
   average net assets (%)         .65          .65          .68          .72          .75
Ratio of net investment
   income to average
   net assets (%)                3.06         3.85         4.73         4.84         5.34
Portfolio turnover (%)          34.20        22.34        34.95        32.38        34.94


* Assumes reinvestment of all dividend income and capital gain distributions during the period.









DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777